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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|     Preliminary proxy statement
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|     Definitive proxy statement
|X|     Definitive additional materials
|_|     Soliciting material pursuant to ss. 240.14a-12


                               GA FINANCIAL, INC.
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                (Name of Registrant as Specified in Its Charter)


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       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
                 N/A
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(2)   Aggregate number of securities to which transactions applies:
                 N/A
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                 N/A
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(4)   Proposed maximum aggregate value of transaction:
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(5)   Total fee paid:
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|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
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(2)   Form, schedule or registration statement no.:
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(3)   Filing party:
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(4)   Date filed:
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                           [GA Financial Letterhead]



                         ISS RECOMMENDS A VOTE ON THE
                   WHITE PROXY CARD FOR THE BOARD'S NOMINEES


Dear Fellow Stockholder:

        Institutional Shareholder Services, Inc., widely recognized as the leading independent proxy advisory firm in the nation has recommended a vote on the WHITE proxy card FOR the Board's nominees, John M. Kish and Darrell J. Hess. ISS RECOMMENDS YOU DO NOT VOTE THE GREEN PROXY CARD!

      ISS HAS STATED IN THEIR ANALYSIS:
      --------------------------------

      o "[T]here is no compelling evidence to suggest that management is not taking the necessary steps to maximize shareholder value."

      o "[M]anagement is already implementing Mr. Seidman's plan of the company."

      o "Overall, the governance structure of the company is shareholder-friendly..."

        Your Board and Management are extremely pleased that ISS has given its support to our nominees. Any stockholder seeking the advice of a knowledgeable and independent third party should consider ISS's recommendation.

        Please vote for the Board's two nominees on the WHITE proxy card today. Do not return Seidman's green proxy card. Vote only the Board's WHITE proxy card! Please sign, date and mail the enclosed WHITE proxy card in the overnight postage-paid envelope provided as soon as possible.

        IT'S NOT TOO LATE TO VOTE! Please make sure your shares are represented at GA Financial's Annual Meeting on April 23, 2003.

        Stockholders who would like additional information about voting should call Georgeson Shareholder Communications Inc. at (866) 324-5898.

                                   Sincerely,

                                   /s/ John M. Kish

                                   John M. Kish